UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2018

Commission file number 001-38265

nVent Electric plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1391970
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 44-207-347-8933

43 London Wall, London, EC2M 5TF United Kingdom

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

In connection with the Distribution (as defined below), on April 27, 2018, nVent Electric plc (“nVent”) entered into several agreements with Pentair plc (“Pentair”) that govern the relationship of the parties following the Distribution, including the following:

•	Separation and Distribution Agreement, dated as of April 27, 2018;

•	Tax Matters Agreement, dated as of April 27, 2018;

•	Transition Services Agreement, dated as of April 27, 2018; and

•	Employee Matters Agreement, dated as of April 27, 2018.

A summary of the material terms of each of these agreements can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with Pentair” in the Information Statement, dated April 9, 2018, filed as Exhibit 99.1 to nVent’s Current Report on Form 8-K/A filed on April 11, 2018 (the “Information Statement”), which is incorporated by reference herein. The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, the Tax Matters Agreement, the Transition Services Agreement and the Employee Matters Agreement filed as Exhibits 2.1, 2.2, 2.3 and 2.4, respectively, to this Current Report on Form 8-K, each of which is incorporated by reference herein.

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

Effective at 4:59 p.m. Eastern Time on April 30, 2018 (the “Effective Time”), Pentair completed the previously announced separation of the Electrical business from the rest of Pentair, by means of a dividend in specie of the Electrical business, which was effected by the transfer of the Electrical business from Pentair to nVent and the issuance by nVent of nVent ordinary shares directly to Pentair shareholders, as described in the Information Statement (the “Distribution”). nVent is now an independent, publicly-traded company and will begin “regular way” trading on the New York Stock Exchange under the symbol “NVT” on May 1, 2018. In the Distribution, nVent issued one nVent ordinary share for each Pentair ordinary share held as of the close of business on April 17, 2018, the record date for the Distribution. nVent issued a total of approximately 178.4 million ordinary shares in the Distribution.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Senior Credit Facilities

As previously disclosed, on March 26, 2018, nVent Finance S.à r.l., a wholly-owned subsidiary of nVent (“nVent Finance”), entered into a credit agreement with a syndicate of banks providing for a five-year $200.0 million senior unsecured term loan facility (the “Term Loan Facility”) and a five-year $600.0 million senior unsecured revolving credit facility (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “Senior Credit Facilities”). On April 25, 2018, in connection with the Distribution, nVent Finance borrowed $200.0 million under the Term Loan Facility. As of April 25, 2018, nVent had no borrowings under the Revolving Credit Facility. A summary of the material terms of the Senior Credit Facilities can be found in the Information Statement under the section entitled “Description of Material Indebtedness—Senior Credit Facilities,” which is incorporated by reference herein.

Senior Notes Supplemental Indenture

As previously disclosed, on March 26, 2018, nVent Finance completed the private placement of $300.0 million aggregate principal amount of 3.950% senior notes due 2023 and $500.0 million aggregate principal amount of 4.550% senior notes due 2028 (collectively, the “Notes”). The Notes were issued under an Indenture (the “Indenture”), dated as of March 26, 2018, among nVent Finance, nVent, Pentair, Pentair Investments Switzerland GmbH (“Pentair Investments”) and U.S. Bank National Association, as trustee (the “Trustee”). The Notes are fully and unconditionally guaranteed by nVent. In addition, the Notes initially were fully and unconditionally guaranteed by Pentair and Pentair Investments (the “Pentair Guarantees”). Pursuant to the terms of the Indenture, upon the completion of the Distribution, the Pentair Guarantees were automatically and unconditionally terminated and released. To evidence the release of the Pentair Guarantees, on April 30, 2018, nVent Finance, nVent and the Trustee entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to release and discharge Pentair and Pentair Investments from any obligations under the Pentair Guarantees and the Indenture. The foregoing description is qualified in its entirety by reference to the Third Supplemental Indenture filed as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

On April 9, 2018, when nVent’s Registration Statement on Form 10 was declared effective, the members of the Board of Directors (the “Board”) consisted of Angela D. Jilek, Neil S. Mackintosh, Ronald L. Merriman and Andrew G. Smyth. Effective as of the Effective Time, Ms. Jilek, Mr. Mackintosh and Mr. Smyth resigned from the Board, and Brian M. Baldwin, Jerry W. Burris, Susan M. Cameron, Michael L. Ducker, David H. Y. Ho, Randall J. Hogan, William T. Monahan, Herbert K. Parker and Beth A. Wozniak were appointed to the Board with Mr. Merriman remaining on the Board.

Compensation information for the directors serving at the Effective Time can be found in the Information Statement under the section entitled “Director Compensation,” which is incorporated by reference herein. Ms. Wozniak, as nVent’s Chief Executive Officer, will not receive separate compensation for her service as a director.

As of the Effective Time, the Audit and Finance Committee consists of Mr. Merriman (Chair), Ms. Cameron, Mr. Monahan and Mr. Parker, the Compensation Committee consists of Mr. Burris (Chair), Mr. Baldwin, Mr. Ducker and Mr. Ho and the Governance Committee consists of Mr. Ho (Chair), Mr. Burris, Mr. Baldwin and Mr. Ducker.

Appointment of Executive Officers

Effective as of the Effective Time, the following individuals were appointed executive officers of nVent as set forth in the table below:

Officer	Position(s)
Beth A. Wozniak	Chief Executive Officer
Michael B. Faulconer	President of Thermal Management
Lynnette R. Heath	Executive Vice President and Chief Human Resources Officer
Jon D. Lammers	Executive Vice President, General Counsel and Secretary
Stacy P. McMahan	Executive Vice President and Chief Financial Officer
Thomas F. Pettit	Executive Vice President and Chief Integrated Supply Chain Officer
Joseph A. Ruzynski	President of Enclosures
Benjamin R. Sommerness	Executive Vice President, Chief Growth and Strategy Officer
Robert J. van der Kolk	President of Electrical & Fastening Solutions
Randolph A. Wacker	Senior Vice President and Chief Accounting Officer

Biographical information for each of those individuals can be found in the Information Statement under the section entitled “Management,” which is incorporated by reference herein. Compensation information for the Company’s named executive officers can be found in the Information Statement under the section entitled “Executive Compensation,” which is incorporated by reference herein.

Key Executive Employment and Severance Agreement

In connection with their appointment, each executive officer entered into a Key Executive Employment and Severance Agreement (“KEESA”). A summary of certain material features of these agreements can be found in the Information Statement under the section entitled “Executive Compensation—Potential Payments Upon Termination or Change in Control,” which is incorporated by reference herein. The summary is qualified in its entirety by reference to the form of KEESA filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Adoption of nVent Electric plc 2018 Omnibus Incentive Plan

In connection with the Distribution, the Board adopted (and shareholder approval was obtained for) the nVent Electric plc 2018 Omnibus Incentive Plan, effective as of the Effective Time. A summary of certain material features of this plan can be found in the Information Statement under the section entitled “Executive Compensation—nVent Electric plc 2018 Omnibus Incentive Plan,” which is incorporated by reference herein. The summary is qualified in its entirety by reference to the nVent Electric plc 2018 Omnibus Incentive Plan filed as Exhibit 10.2 to this Current Report on Form 8-K, which incorporated by reference herein.

Adoption of nVent Electric plc Employee Stock Purchase and Bonus Plan

In connection with the Distribution, the Board adopted (and shareholder approval was obtained for) the nVent Electric plc Employee Stock Purchase and Bonus Plan (the “ESPP”), effective as of the Effective Time. The ESPP provides certain employees of nVent and its affiliates the opportunity to purchase ordinary shares of nVent through payroll deductions and to receive employer matching contributions in the form of additional ordinary shares. The foregoing summary is qualified in its entirety by reference to the ESPP is filed as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated by reference herein.

Adoption of nVent Management Company Non-Qualified Deferred Compensation Plan

In connection with the Distribution, the Board adopted the nVent Management Company Non-Qualified Deferred Compensation Plan (the “NQDC Plan”), effective as of the Effective Time. The NQDC Plan permits certain employees of nVent Management Company, a subsidiary of nVent, and its affiliates to defer the payment and taxation of cash and equity compensation. nVent Management Company (or its affiliates) may also make discretionary contributions to employees’ accounts under the NQDC Plan to replace the benefits that are unavailable to participants under their employers’ qualified retirement plans due to limits imposed by the Internal Revenue Code of 1986, as amended. The NQDC Plan will also assume the liabilities of the Pentair, Inc. Non-Qualified Deferred Compensation Plan (the “Pentair NQDC Plan”) with respect to those participants in the Pentair NQDC Plan who are employees of nVent Management Company or its affiliates on April 30, 2018. The foregoing summary is qualified in its entirety by reference to the NQDC Plan filed as Exhibit 10.4 to this Current Report on Form 8-K, which is incorporated by reference herein.

Adoption of nVent Management Company Supplemental Executive Retirement Plan

In connection with the Distribution, the Board adopted the nVent Management Company Supplemental Executive Retirement Plan (the “SERP”), which provides supplemental retirement benefits to certain executives who participated in the Pentair, Inc. Supplemental Executive Retirement Plan immediately prior to April 30, 2018. The foregoing summary is qualified in its entirety by reference to the SERP filed as Exhibit 10.5 to this Current Report on Form 8-K, which is incorporated by reference herein.

Indemnification Agreements

In connection with their appointment, each director and each executive officer of nVent entered into a Deed of Indemnification with nVent and an Indemnification Agreement with nVent Management Company, the forms of which are filed as Exhibits 10.6 and 10.7, respectively, to this Current Report on Form 8-K, which are incorporated by reference herein.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Distribution, effective as of the Effective Time, nVent amended and restated its Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”). A description of the material provisions of the Amended and Restated Memorandum and Articles of Association is included under the section entitled “Description of nVent’s Share Capital” in the Information Statement, which is incorporated by reference herein. The description is qualified in its entirety by reference to the Amended and Restated Memorandum and Articles of Association filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

ITEM 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Distribution, effective as of the Effective Time, the Board adopted a Code of Business Conduct and Ethics. Copies of the Code of Business Conduct and Ethics may be obtained by visiting the Investor Relations section of nVent’s website at http://www.nVent.com. The information on nVent’s Investor Relations section of its website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The exhibits listed in the accompanying Exhibit Index are being filed herewith.

Exhibit Index

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of April 27, 2018, by and between Pentair plc and nVent Electric plc.

2.2	Tax Matters Agreement, dated as of April 27, 2018, by and between Pentair plc and nVent Electric plc.

2.3	Transition Services Agreement, dated as of April 27, 2018, by and between Pentair plc and nVent Electric plc.

2.4	Employee Matters Agreement, dated as of April 27, 2018, by and between Pentair plc and nVent Electric plc.

3.1	Amended and Restated Memorandum and Articles of Association of nVent Electric plc.

4.1	Third Supplemental Indenture, dated as of April 30, 2018, among nVent Finance S.à r.l, nVent Electric plc and U.S. Bank National Association.

10.1	Form of Key Executive Employment and Severance Agreement for executive officers of nVent Electric plc (incorporated by reference to Exhibit 10.6 to Amendment No. 2 to the Registration Statement on Form 10 of nVent Electric plc filed with the Commission on January 31, 2018 (File No. 001-38265)).

10.2	nVent Electric plc 2018 Omnibus Incentive Plan.

10.3	nVent Electric plc Employee Stock Purchase and Bonus Plan.

10.4	nVent Management Company Non-Qualified Deferred Compensation Plan.

10.5	nVent Management Company Supplemental Executive Retirement Plan.

10.6	Form of Deed of Indemnification for directors and executive officers of nVent Electric plc (incorporated by reference to Exhibit 10.4 to Amendment No. 2 to the Registration Statement on Form 10 of nVent Electric plc filed with the Commission on January 31, 2018 (File No. 001-38265)).

10.7	Form of Indemnification Agreement for directors and executive officers of nVent Electric plc (incorporated by reference to Exhibit 10.5 to Amendment No. 2 to the Registration Statement on Form 10 of nVent Electric plc filed with the Commission on January 31, 2018 (File No. 001-38265)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 30, 2018.

NVENT ELECTRIC PLC
Registrant

By:	/s/ Jon D. Lammers
Jon D. Lammers
Executive Vice President, General Counsel and Secretary